Castle Convertible Fund, Inc.

                       Annual Report October 31, 2001

Dear Shareholder:

      By all measures, the year ended October 31, 2001 has been a difficult one. The long boom in the equities market came to a halt during these twelve months, while the economy showed signs of trouble that had not been seen in nearly a decade. These facts were in turn dwarfed in importance by the events of September 11. While the attacks dealt a sharp blow to consumer spending, to the travel industry, and to manufacturing activity, they also led to a vigorous governmental response. Partisan bickering in Washington gave way to a renewed sense of national purpose to confront the dangers of terrorism at home and instability abroad. New spending measures to stimulate the economy will eliminate the federal surplus, which had been a severe drag on economic growth and the Federal Reserve has cut rates aggressively.

      The equity markets reflected the overall economy. For the year ended October 31, 2001, the Dow Jones Industrial Average declined almost 17%, while the S&P 500 return for the year ended October 31, 2001 was -24.91%. The performance of the equities markets directly mirrored the economic stagnation. Corporate profits were off precipitously in year-over-year figures in most major sectors.

      It has been a bull market in bonds with the Lehman Aggregate Bond Index returning over 10% year to date. Short term interest rates have fallen dramatically as the Federal Reserve slashed the Federal Funds rate 450 basis points from 6.5% to 2.0% in reaction to slowing economic growth and falling inflation. Real short term interest rates-Federal Funds rate minus the inflation rate-are now negative. We expect low real interest rates to stimulate the economy and revive the demand for credit. Consequently, we expect interest rates to rise in the coming year and prices on bonds to fall. Although overall Treasury issuance will rise dramatically in 2002, at least $200 billion over 2001, the Treasury will no longer issue 30 year bonds as announced in October.

      Furthermore, it is a truism that markets recover ahead of the economy. Many signs indicate that the economy has bottomed and will soon rebound. The equities markets performed robustly in October, and we expect the bond market to decline. There is little reason to believe that the current recession will be anything more than a necessary economic correction to the excess inventories and wasteful government budget surpluses that helped cause the downturn in the first place. The federal government is tackling the challenge of terrorism and consumers are adjusting to the tragedy of September 11. As a result, we expect that spending will grow steadily. Next year should be a healthy period for both stocks and bonds, and that bodes well for both the Fund and for the country.

                                       Respectfully Submitted,

                                       /s/ Dan C. Chung

                                       Dan C. Chung
                                       Chief Investment Officer
                                       November 16, 2001


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS
October 31, 2001

 Principal     Corporate Convertible
  Amount        Bonds-40.8%                                Value
------------------------------------------------------------------
               BIOTECHNOLOGY-8.9%
$ 1,350,000    Aviron, Cv. Sub. Notes, 5.25%,
                2/1/08                                 $ 1,103,625
    600,000    Cephalon Inc., Cv. Sub. Deb.,
                5.25%, 5/1/06                              645,000
  1,400,000    COR Therapeutics, Inc., Cv.
                Sub. Notes, 5.00%, 3/1/07                1,229,375
  1,000,000    Enzon, Inc., Cv. Sub. Notes,
                4.50%, 7/1/08                            1,063,750
  2,000,000    Viropharma Inc., Cv. Sub.
                Notes, 6.00%, 3/1/07                     1,092,500
                                                       -----------
                                                         5,134,250
                                                       -----------

               BUSINESS SERVICES-2.0%
    500,000    Getty Images Inc., Cv. Sub.
                Deb., 5.00%, 3/15/07(a)                    380,000
  1,000,000    Getty Images Inc., Cv. Sub.
                Deb., 5.00%, 3/15/07                       760,000
                                                       -----------
                                                         1,140,000
                                                       -----------

               COMMUNICATIONS EQUIPMENT-1.9%
  1,500,000    Juniper Networks Inc., Cv. Sub.
                Notes, 4.75%, 3/15/07                    1,071,563
                                                       -----------

               COMMUNICATIONS SERVICES-1.4%
  1,150,000    Adelphia Communications
                Corp., Cv. Sub. Notes, 6.00%,
                2/15/06                                    815,178
                                                       -----------

               COMPUTER SERVICES-2.2%
  1,650,000    Aspen Technology, Inc., Cv.
                Sub. Deb., 5.25%, 6/15/05                1,233,375
                                                       -----------

               HEALTH CARE-8.6%
  1,000,000    CuraGen Corporation, Cv.
                Sub. Deb., 6.00%, 2/2/07                   807,500
  2,250,000    Omnicare, Inc., Cv. Sub. Deb.,
                5.00%, 12/1/07                           1,996,875
    750,000    Province Healthcare Company,
                4.50%, 11/20/05(a)                         742,500
    500,000    Sepracor Inc., Cv. Sub. Deb.,
                7.00%, 12/15/05                            492,500
  1,000,000    Total Renal Holdings Inc., Cv.
                Sub. Deb., 7.00%, 5/15/09                  927,500
                                                       -----------
                                                         4,966,875
                                                       -----------

               MANUFACTURING-2.2%
  1,250,000    Quanex Corporation, Cv. Sub.
                Deb., 6.88%, 6/30/07                     1,262,500
                                                       -----------

               PHARMACEUTICALS-3.4%
    500,000    AmeriSource Health Corp., Cv.
                Sub. Notes, 5.00%, 12/1/07(a)              721,250
    900,000    InterMune, Inc., Cv. Sub. Notes,
                5.75%, 7/15/06                           1,221,750
                                                       -----------
                                                         1,943,000
                                                       -----------

               PRINTING-2.5%
$ 1,195,000    Scholastic Corporation, Cv.
                Sub. Notes, 5.00%, 8/15/05(a)          $ 1,442,963
                                                       -----------

               REAL ESTATE-3.2%
  1,750,000    Equity Office Properties, Ltd.
                Partnership Sr. Exchange
                Notes, 7.25%, 11/15/08                   1,867,162
                                                       -----------

               RESTAURANTS & LODGING-2.2%
  1,500,000    Hilton Hotels Corp., Cv. Sub.
                Notes, 5.00%, 5/15/06                    1,260,000
                                                       -----------

               SEMICONDUCTORS-2.3%
  1,250,000    Photronics Inc., Cv. Sub. Notes,
                6.00%, 6/1/04                            1,345,312
                                                       -----------

               Total Corporate Convertible Bonds
                (Cost $23,023,318)                      23,482,178
                                                       -----------

               Convertible Preferred
   Shares       Securities-29.5%
-------------
               AEROSPACE & AIRLINES-2.2%
     40,000    Coltec Capital Trust, 5.25%,
                Cv. Pfd.                                 1,270,000
                                                       -----------

               BANKS-.8%
     10,000    Washington Mutual, Inc.,
                5.375%, Cv. Pfd. Income
                Equity Security                            473,750
                                                       -----------

               BUILDING & CONSTRUCTION-1.8%
     30,000    TXI Capital Trust I, 5.50%, Cv.
                Pfd.                                     1,025,400
                                                       -----------

               COMMUNICATIONS-1.6%
     20,000    Entercom Communications
                Capital Trust, 6.25%, Cv. Pfd.             925,000
                                                       -----------

               ENERGY-10.9%
     10,000    Hanover Compressor Capital
                Trust, 7.25%, Cv. Pfd.(a)                  837,500
     35,000    Newfield Financial Trust I,
                6.50%, Cv. Pfd., Series A                1,936,200
     40,000    Unocal Capital Trust II, 6.25%,
                Cv. Pfd.                                 1,915,000
     35,000    Weatherford International (EVI)
                Inc., 5.00%, Cv. Sub. Pfd.
                Equivalent Deb.                          1,561,875
                                                       -----------
                                                         6,250,575
                                                       -----------

                FOODS & BEVERAGES-3.3%
      35,000    Wendy's Financing Inc., $2.50,
                 Term Cv. Pfd., Series A                 1,909,250
                                                       -----------

                RAILROADS-6.1%
      30,000    Canadian National Railway
                 Company, 5.25%, Cv. Pfd.              $ 1,680,300
      40,000    Union Pacific Capital Trust,
                 6.25%, Cv. Pfd.                         1,860,000
                                                       -----------
                                                         3,540,300
                                                       -----------

                UTILITIES-2.8%
      15,000    Calpine Capital Trust III, Term
                 Income Deferrable, 5.00%, Cv.
                 Pfd.(a)                                   688,132
      15,000    El Paso Energy Capital Trust I,
                 4.75%, Cv. Pfd. C                         930,375
                                                       -----------
                                                         1,618,507
                                                       -----------

                Total Convertible Preferred
                 Securities
                 (Cost $16,964,309)                     17,012,782
                                                       -----------

                Mandatory Convertible
                 Securities-10.6%
                AEROSPACE & DEFENSE-1.5%
      15,000    Raytheon Company, 8.25%,
                 Equity Security Units,
                 5/15/04(b)                                857,250
                                                       -----------

                COMMUNICATIONS-1.3%
      15,000    Cox Communications, Inc.,
                 7.00%, Income Prides,
                 8/16/02(b)                                780,000
                                                       -----------

                ENERGY-6.6%
      20,000    Apache Corporation, $2.015
                 Depositary Shares, 5/15/02(b)             869,400
      15,000    Dominion Resources Inc.,
                 9.50% Premium Income Pfd.
                 11/16/04(b)                               918,750
      37,000    Duke Energy Corporation Units,
                 8.25%, 5/18/04(b)                       1,017,500
      52,000    NRG Energy Inc, 6.50%
                 Corporate Units, 5/18/04(b)             1,002,560
                                                       -----------
                                                         3,808,210
                                                       -----------

                HEALTH CARE-.5%
       5,000    Anthem, Inc., 6.00% Equity
                 Security Units, 11/15/04(b)           $   284,250
                                                       -----------

                MEDICAL SERVICES-.7%
       5,000    Express Scripts Automatic
                 Exchange Security Trust,
                 7.00%, 11/15/03(b)                        401,550
                                                       -----------

                Total Mandatory Convertible
                 Securities (Cost $5,680,790)            6,131,260
                                                       -----------

                Common Stocks-10.8%
                UTILITIES
      28,000    American Electric Power
                 Company, Inc.                           1,173,200
      30,000    GPU, Inc.                                1,189,500
      50,000    OGE Energy Corp.                         1,083,000
      40,000    RGS Energy Group, Inc.                   1,534,000
      43,400    Xcel Energy Inc.                         1,227,352
                                                       -----------
                Total Common Stocks
                 (Cost $4,059,052)                       6,207,052
                                                       -----------

 Principal
  Amount        Short-Term Investments-7.4%
------------
                Federal Home Loan Banks,
$ 4,250,000      2.46%, 11/1/01
                 (Cost $4,250,000)                       4,250,000
                                                       -----------

Total Investments
 (Cost $53,977,469)(c)                        99.1%     57,083,272
Other Assets in Excess of Liabilities           .9         532,385
                                             ---------------------
Net Assets                                   100.0%    $57,615,657
                                             =====================

-------------------
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At October 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $53,977,469, amounted to $3,105,803, which consisted of aggregate gross unrealized appreciation of $5,206,263 and aggregate gross unrealized depreciation of $2,100,460.

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001


ASSETS:
  Investments in securities, at value (cost $53,977,469),
   see accompanying schedule of investments                                    $ 57,083,272
  Cash                                                                               24,452
  Receivable for investment securities sold                                       1,270,223
  Dividends and interest receivable                                                 589,193
  Prepaid expenses                                                                   20,644
                                                                               ------------
      Total Assets                                                               58,987,784

LIABILITIES:
  Payable for investment securities purchased                  $1,266,140
  Investment advisory fees payable                                 36,429
  Directors' fees payable                                           4,153
  Accrued expenses                                                 65,405
                                                               ----------
      Total Liabilities                                                           1,372,127
                                                                               ------------

NET ASSETS applicable to 2,236,003 outstanding shares of
 $0.01 par value (10,000,000 shares authorized)                                $ 57,615,657
                                                                               ============

NET ASSET VALUE PER SHARE                                                      $      25.77
                                                                               ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2001


INVESTMENT INCOME:
  Income:
    Interest                                                                   $  1,756,387
    Dividends                                                                     1,872,466
                                                                               ------------
      Total Income                                                                3,628,853

  Expenses:
    Investment advisory fees-Note 2(a)                         $  460,081
    Directors' fees                                                48,000
    Professional fees                                              31,251
    Custodian and transfer agent fees                              27,550
    Shareholder reports                                            26,653
    Bookkeeping fees                                               18,000
    Miscellaneous                                                  18,708
                                                               ----------

      Total Expenses                                                                630,243
                                                                               ------------
NET INVESTMENT INCOME                                                             2,998,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                               (118,596)
  Net change in unrealized appreciation (depreciation)
   on investments                                              (3,921,515)
                                                               ----------
  Net realized and unrealized gain (loss) on investments                         (4,040,111)
                                                                               ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $ (1,041,501)
                                                                               ============

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                          Year Ended          Year Ended
                                                       October 31, 2001    October 31, 2000
                                                       ----------------    ----------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                  $  2,998,610        $  3,123,090
  Net realized gain (loss) on investments                    (118,596)          1,397,465
  Net change in unrealized appreciation (depreciation)
   on investments                                          (3,921,515)          3,626,001
                                                         --------------------------------
      Net increase (decrease) in net assets resulting
       from operations                                     (1,041,501)          8,146,556
                                                         --------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                    (2,973,884)         (2,951,523)
  Net realized gains                                       (1,475,762)           (670,801)
                                                         --------------------------------
      Total dividends                                      (4,449,646)         (3,622,324)
                                                         --------------------------------
      Net increase (decrease) in net assets                (5,491,147)          4,524,232

NET ASSETS:
  Beginning of year                                        63,106,804          58,582,572
                                                         --------------------------------
  End of year (including undistributed net investment
   income of $300,998 and $276,272, respectively)        $ 57,615,657        $ 63,106,804
                                                         ================================


FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year


                                                                    Year Ended October 31,
                                                   -------------------------------------------------------
                                                     2001        2000        1999        1998        1997
                                                     ----        ----        ----        ----        ----

Net asset value, beginning of year                 $ 28.22     $ 26.20     $ 25.32     $ 30.08     $ 29.54
                                                   -------------------------------------------------------

Net investment income                                 1.34        1.40        1.32        1.39        1.54

Net realized and unrealized gain (loss) on
 investments                                         (1.80)       2.24        1.07       (2.36)       2.08
                                                   -------------------------------------------------------
Total from investment operations                     (0.46)       3.64        2.39       (0.97)       3.62
                                                   -------------------------------------------------------
Dividends from net investment income                 (1.33)      (1.32)      (1.46)      (1.49)      (1.60)
Distributions from net realized gains                (0.66)      (0.30)      (0.05)      (2.30)      (1.48)
                                                   -------------------------------------------------------
      Total Distributions                            (1.99)      (1.62)      (1.51)      (3.79)      (3.08)
                                                   -------------------------------------------------------

Net asset value, end of year                       $ 25.77     $ 28.22     $ 26.20     $ 25.32     $ 30.08
                                                   =======================================================

Market value, end of year                          $ 24.25     $ 22.75     $ 21.00     $ 22.75     $ 25.75
                                                   =======================================================

Total investment return based on market
 value per share                                     15.83%      16.51%      (1.29%)      1.66%      14.01%
                                                   =======================================================

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)          $57,616     $63,107     $58,583     $56,627     $67,252
                                                   =======================================================
  Ratio of expenses to average net assets             1.03%       1.06%       1.02%       1.04%       1.00%
                                                   =======================================================
  Ratio of net investment income to average net
   assets                                             4.89%       5.05%       5.05%       5.00%       5.26%
                                                   =======================================================
  Portfolio Turnover Rate                            53.81%      68.55%      60.65%      52.99%      57.58%
                                                   =======================================================

                     See Notes to Financial Statements.


CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-Summary of Significant Accounting
 Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2001, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $119,000, and expires in 2009.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other
 Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2001, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2001, the total investment advisory fee charged to the Fund amounted to $460,081, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the year ended October 31, 2001, the Fund incurred fees of approximately $13,900 for services provided by Alger Services and reimbursed Alger Services approximately $4,100 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At October 31, 2001, the Adviser and its affiliates owned 450,988 shares of the Fund.

NOTE 3-Securities Transactions:

      During the year ended October 31, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $38,473,751 and $32,718,081, respectively.

NOTE 4-Components of Net Assets:

      At October 31, 2001, the Fund's net assets consisted of:

Paid-in capital                                  $54,012,068
Undistributed net investment income                  300,998
Undistributed net realized gain                      196,788
Net unrealized appreciation                        3,105,803
                                                 -----------
NET ASSETS                                       $57,615,657
                                                 ===========

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (a Delaware Corporation), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Castle Convertible Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                       ARTHUR ANDERSEN LLP

New York, New York
November 30, 2001


Castle Convertible Fund, Inc.



Board of Directors

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
--------------------------------------------
Investment Adviser

Fred Alger Management, Inc.
30 Montgomery Street
Jersey City, NJ 07302
--------------------------------------------
Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
--------------------------------------------
New Portfolio Manager

Alison Barbi, CFA, became the portfolio
manager of Castle Convertible Fund, Inc. in
September 2001. She has been employed by
Fred Alger Management, Inc. as a Senior Vice
President since September 2001. Previously,
she was a vice president and securities
trader at NationsBanc Montgomery Securities,
LLC from 1990 until 1998 and a private
investor since 1998.
--------------------------------------------
This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.